SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2006

OMRIX BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51905 (Commission File No.)	52-2147005 (IRS Employer Identification No.)

630 Fifth Avenue, 22nd Floor, New York, NY (Address of principal executive offices)	10111 (Zip Code)
(212) 887-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02 Results of Operations and Financial Condition.
     On May 10, 2006, the registrant announced its results of operations for the quarter ended March 31, 2006. A copy of the related press release is being attached as Exhibit 99.1 to this Current Report on Form 8-K, which is being furnished, but not filed, pursuant to Items 2.02 of this Current Report on Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Omrix Biopharmaceuticals, Inc.’s press release, dated May 10, 2006, announcing the Company’s results of operations for the quarter ended March 31, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omrix Biopharmaceuticals, Inc.
Date: May 10, 2006	By:	/s/ Michael Burshtine
		Name:	Michael Burshtine
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Omrix Biopharmaceuticals, Inc.’s press release, dated May 10, 2006, announcing the Company’s results of operations for the quarter ended March 31, 2006.